SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     March 20, 1998


Mimbres Valley Farmers Association, Inc.
(Exact Name of Registrant as Specified in Charter)

NEW MEXICO
(State or other jurisdiction of
 incorporation or organization)

0-13963
(Commission
 File Number)

85-0054230
(I.R.S. Employer
 Identification No.)

811 South Platinum, Deming, New Mexico  88030
(Address of Principal Executive Offices)     (Zip Code)
Registrant's telephone number, including area code     (505) 546-2769

Item 4.     Changes in Registrant's Certifying Accountant.

          On March 20, 1998, Mimbres Valley Farmers Association, Inc. (the "Company") dismissed Arthur Andersen LLP ("Arthur Andersen") as the principal accountant to audit the Registrant's financial statements.
          The reports of Arthur Andersen on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

          The decision to dismiss Arthur Andersen was based on cost considerations and the convenience of working with a firm closer to the Deming, NM area. The Company's Board of Directors approved the decision.

          During the two most recent fiscal years and the subsequent interim period preceding March 20, 1998, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to
Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its report.

          In June of 1996, the Company made a dual appointment of William D. Kennon, CPA and Arthur Andersen LLP as independent accountants of the Company. A management letter was issued September 27, 1996, to the Registrant's Board of Directors containing a reportable condition as a result of their audit of the Registrant's financial statements at and for the fiscal year ended June 30, 1996, The reportable condition was that het Company did not have qualified and competent executive level accounting/financial management personnel, including a principal accounting/financial officer.

The management letter stated the following:

          This has led to significant inadequacies in the following areas, among others:

1.Preparation and review of timely and accurate financial information (historical and budgeted)

2.Establishment, maintenance and enforcement of internal controls, including policies and procedures.

3.Use of computerized systems to process and report accounting and financial data.

4.Compliance with Securities and Exchange Commission requirements.

This material weakness, together with its numerous resultant problems, inaccuracies, errors and control risks has been discussed previously in detail with the Board of Directors, Audit Committee and management of the Company.

          The Company has provided Arthur Andersen with a copy of this disclosure and requested that Arthur Andersen furnish the Company with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether it agrees with this disclosure. A copy of the letter from Arthur Andersen to the Commission is filed as Exhibit 16.1 to this Report.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

(C)Exhibits
The following exhibit is filed with this Report:

16.1 Letter of Arthur Andersen LLP dated
SIGNATURES

          Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     April 17, 1998


                         MIMBRES VALLEY FARMERS ASSOCIATION, INC.



                         By:/s/ Garry S. Carter
                              Garry S. Carter
                              General Manger, Chief Executive Officer, and
                              Secretary